CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:    MANAGERS TRUST II - SHORT DURATION GOVERNMENT FUND

                                AND INTERMEDIATE DURATION GOVERNMENT FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	November 30, 2005	/s/ Peter M. Lebovitz
Peter M. Lebovitz
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:    MANAGERS TRUST II - SHORT DURATION GOVERNMENT FUND

                                AND INTERMEDIATE DURATION GOVERNMENT FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	November 30, 2005	/s/ Bruce M. Aronow
Bruce M. Aronow
Chief Financial Officer